UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Science Applications International Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 7, 2017. SCIENCE APPLICATIONS INTL CORP Meeting Information Meeting Type:        Virtual Annual Meeting For holders as of:    April 10, 2017 Date:  June 7, 2017Time:  9:00 AM EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SAIC. ATTN: STOCK PROGRAMS 1710 SAIC DRIVE MCLEAN, VA 22102 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SAIC and be sure to have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot.  You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. This notice also constitutes Notice of the 2017 Virtual Annual Meeting of Stockholders., See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.mHow to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1)  BY INTERNET:www.proxyvote.com 2)  BY TELEPHONE:   1-800-579-1639 3)  BY E-MAIL*:sendmaterial@proxyvote.com *   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) in the subject line. equests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods  SCAN TO VIEW MATERIALS & VOTE Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/SAIC .  Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote Confirmation: Starting on May 23, 2017, you can confirm how you voted by going to www.proxyvote.com and entering the information in the box marked by the arrow gXXXX XXXX XXX. X XXXX  Please allow 24 hours after you submit your vote before confirming.

Voting Items VOTE ON DIRECTORS - The Board of Directors recommends a vote FOR each of the nominees listed below: 1.Nominees: 1a.Robert A. Bedingfield VOTE ON  PROPOSAL  2  -  The Board of  Directors recommends a vote FOR proposal 2. 2.The approval of a non-binding, advisory vote, on executive compensation. 1b.     Deborah B. Dunie 1c.John J. Hamre 1d.     Timothy  J. Mayopoulos  VOTE ON  PROPOSAL  3  -  The Board of  Directors recommends a vote FOR proposal 3. 3.The ratification  of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 2, 2018. 1e.Anthony J. Moraco 1f. Donna S. Morea 1g.     Edward  J. Sanderson, Jr. 1h.     Steven R. Shane

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